SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report: October 30, 2003

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
 (Exact name of Registrant as specified in its charter)

                  Bermuda                               1-14795                         Not Applicable
          (State of incorporation                   (Commission File                   (I.R.S. Employer
              or organization)                          Number)                       Identification No.)

                                                    44 Church Street
                                                    P.O. Box HM 2064
                                                Hamilton, HM HX Bermuda
                                         (Address of principal executive offices)

Registrant's telephone number, including area code (441) 295-5688

_________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)         Exhibits

                         99.1         Press Release of American Safety Insurance Holdings, Ltd. issued October 30, 2003.

Item 12. Results of Operations and Financial Condition.

                         The Registrant issued a press release reporting its financial results for the third quarter ended September 30, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

                         The information set forth under this Item 12 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

                         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     American Safety Insurance Holdings, Ltd.
                                                                     (Registrant)

Dated:        November 5, 2003                    By:  /s/ Stephen R. Crim
                                                           Stephen R. Crim, President

EXHIBIT INDEX

        99.1         Press Release of American Safety Insurance Holdings, Ltd. issued October 30, 2003